UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2006 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9600 54th Avenue North, Suite 100 Plymouth, Minnesota	55442
(Address of Principal Executive Offices)	(Zip Code)

(763) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 16, 2006, Douglas W. Kohrs resigned as a member of the audit committee of the board of directors of ev3 Inc. since he is no longer considered an “independent director” under Nasdaq Marketplace Rule 4200(a)(15).  Mr. Kohrs is no longer considered independent as a result of his new position as President and Chief Executive Officer of a company that is controlled by entities affiliated with Warburg, Pincus Equity Partners, L.P., which entities also own a majority controlling interest of ev3.  Mr. Kohrs will remain a member of ev3’s board of directors and a member of the compensation committee.  Mr. Kohrs’ resignation as a member of ev3’s audit committee reduces the number of members to two and thus causes ev3 to become non-compliant with Nasdaq Marketplace Rule 4350(d)(2)(A), which requires that every Nasdaq-listed company have an audit committee of at least three members, all of whom must be independent under Rule 4200 and applicable Securities and Exchange Commission rules.  ev3 notified Nasdaq of its non-compliance with Nasdaq Marketplace Rule 4350(d)(2)(A) on August 17, 2006. Nasdaq anticipates that such non-compliance may occur from time to time, and Nasdaq Marketplace Rule 4350(d)(4)(B) allows a company to cure a deficiency in the number of audit committee members by the earlier of the next annual meeting of stockholders or one year from the date the vacancy was created.  In response to ev3’s notice and in accordance with Nasdaq’s standard procedures upon receipt of such notice, Nasdaq issued ev3 a deficiency letter on August 18, 2006 and confirmed the time period during which ev3 has to cure the deficiency.  ev3 intends to search for a qualified candidate to fill this vacancy in order to regain compliance with the audit committee requirement as soon as reasonably practicable.

Copies of ev3’s written correspondence with Nasdaq regarding this matter are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Letter dated August 17, 2006 from ev3 Inc. to the Nasdaq Stock Market
99.2	Letter dated August 18, 2006 from the Nasdaq Stock Market to ev3 Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2006	ev3 Inc.

	By:	/s/ L. Cecily Hines
	Name:	L. Cecily Hines
Title: Vice President, Secretary and Chief Legal Officer

ev3 Inc.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Letter dated August 17, 2006 from ev3 Inc. to the Nasdaq Stock Market	Filed herewith
99.2	Letter dated August 18, 2006 from the Nasdaq Stock Market to ev3 Inc.	Filed herewith